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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   --------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  September 13, 1995

                                WORLDCORP, INC.
              (Exact name of registrant as specified in charter)


     Virginia                      1-5351                  94-3040585
 (State or other                (Commission               (IRS Employer
 jurisdiction of                File Number)           Identification No.)
 incorporation)

     13873 Park Center Road, Suite 490, Herndon, Virginia       22071
        (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (703) 834-9200


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ITEM 5.  OTHER EVENTS

     On September 13, 1995, World Airways, Inc. ("World Airways"), a subsidiary of WorldCorp, Inc. ("WorldCorp"), filed an amendment to a Registration Statement on Form S-1 for a proposed offering of 2,900,000 shares of World Airways Common Stock (plus up to an additional 435,000 shares of World Airways Common Stock subject to the underwriters' over-allotment option). Of the 2,900,000 shares proposed to be sold in the offering, 900,000 shares would be sold by WorldCorp as a selling shareholder (and 135,000 shares owned by WorldCorp are subject to the over-allotment option).

     Included as an exhibit to this Form 8-K is World Airways' preliminary prospectus dated September 13, 1995 which contains information about the offering, including WorldCorp's participation therein, and the business and financial results of World Airways.

ITEM 7. EXHIBITS

Exhibit 99.1    World Airways, Inc. Preliminary Prospectus dated
                September 13, 1995.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WORLDCORP, INC.



Date: September 13, 1995                       By: ANDREW M. PAALBORG
                                                   -----------------------------
                                                   Andrew M. Paalborg
                                                   Vice President and General
                                                   Counsel

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                               INDEX TO EXHIBITS

99.1    World Airways, Inc. Preliminary Prospectus dated September 13, 1995.


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